UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2012

OBA FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34593	27-1898270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20300 Seneca Meadows Parkway, Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 916-0742

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2012, OBA Financial Services, Inc. issued a press release to announce its results of operations for the quarter ended September 30, 2012. The press release and related financial information is included as Exhibit 99.1 to this report. The information included in the press release and related financial information is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated November 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OBA Financial Services, Inc.
DATE: November 7, 2012	By:	/s/ David A. Miller
David A. Miller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 2, 2012